EXHIBIT 10.28
UGI CORPORATION
DESCRIPTION OF COMPENSATION ARRANGEMENT
FOR
JOHN L. WALSH
John L. Walsh is President and Chief Executive Officer of UGI Corporation. Mr. Walsh has an oral compensation arrangement with UGI Corporation which includes the following:
Mr. Walsh:

1.	is entitled to an annual base salary, which for fiscal year 2014 was $1,028,300;

2.
participates in UGI Corporation’s annual bonus plan, with bonus payable based on the achievement of pre-approved financial and/or business performance objectives that support business plans and strategic goals;

3.
participates in UGI Corporation’s long-term compensation plans, UGI Corporation’s 2004 Omnibus Equity Compensation Plan, as amended, and UGI Corporation’s 2013 Omnibus Incentive Compensation Plan, with annual awards as determined by the UGI Corporation Compensation and Management Development Committee;

4.	will receive cash benefits upon termination of his employment without cause following a change in control of UGI Corporation; and

5.
participates in UGI Corporation’s benefit plans, including the UGI Pension Plan, Senior Executive Employee Severance Plan, Supplemental Executive Retirement Plan, UGI Savings Plan, and Supplemental Savings Plan.

UGI CORPORATION
DESCRIPTION OF COMPENSATION ARRANGEMENT
FOR
KIRK R. OLIVER
Kirk R. Oliver is Chief Financial Officer of UGI Corporation. Mr. Oliver has an oral compensation arrangement with UGI Corporation which includes the following:
Mr. Oliver:

1.	is entitled to an annual base salary, which for fiscal year 2014 was $522,730;

2.
participates in UGI Corporation’s annual bonus plan, with bonus payable based on the achievement of pre-approved financial and/or business performance objectives that support business plans and strategic goals;

3.
participates in UGI Corporation’s long-term compensation plans, UGI Corporation’s 2004 Omnibus Equity Compensation Plan, as amended, and UGI Corporation’s 2013 Omnibus Incentive Compensation Plan, with annual awards as determined by the UGI Corporation Compensation and Management Development Committee;

4.	will receive cash benefits upon termination of his employment without cause following a change in control of UGI Corporation; and

5.	participates in UGI Corporation’s benefit plans, including the Senior Executive Employee Severance Plan, 2009 Supplemental Executive Retirement Plan for New Employees, and UGI Savings Plan.

UGI CORPORATION
DESCRIPTION OF COMPENSATION ARRANGEMENT
FOR
MONICA M. GAUDIOSI
Monica M. Gaudiosi is Vice President, General Counsel and Secretary of UGI Corporation. Ms. Gaudiosi has an oral compensation arrangement with UGI Corporation which includes the following:
Ms. Gaudiosi:

1.	is entitled to an annual base salary, which for fiscal year 2014 was $420,290;

2.
participates in UGI Corporation’s annual bonus plan, with bonus payable based on the achievement of pre-approved financial and/or business performance objectives that support business plans and strategic goals;

3.
participates in UGI Corporation’s long-term compensation plans, UGI Corporation’s 2004 Omnibus Equity Compensation Plan, as amended, and UGI Corporation’s 2013 Omnibus Incentive Compensation Plan, with annual awards as determined by the UGI Corporation Compensation and Management Development Committee;

4.	will receive cash benefits upon termination of her employment without cause following a change in control of UGI Corporation; and

5.	participates in UGI Corporation’s benefit plans, including the Senior Executive Employee Severance Plan, 2009 Supplemental Executive Retirement Plan for New Employees, and UGI Savings Plan.

UGI CORPORATION
DESCRIPTION OF COMPENSATION ARRANGEMENT
FOR
BRADLEY C. HALL
Bradley C. Hall is Vice President – New Business Development of UGI Corporation. Mr. Hall has an oral compensation arrangement with UGI Corporation which includes the following:
Mr. Hall:

1.	is entitled to an annual base salary, which for fiscal year 2014 was $372,600;

2.
participates in UGI Corporation’s annual bonus plan, with bonus payable based on the achievement of pre-approved financial and/or business performance objectives that support business plans and strategic goals;

3.
participates in UGI Corporation’s long-term compensation plans, UGI Corporation’s 2004 Omnibus Equity Compensation Plan, as amended, and UGI Corporation’s 2013 Omnibus Incentive Compensation Plan, with annual awards as determined by the Compensation and Management Development Committee;

4.	will receive cash benefits upon termination of his employment without cause following a change in control of UGI Corporation; and

5.
participates in UGI Corporation’s benefit plans, including the UGI Pension Plan, Senior Executive Employee Severance Plan, Supplemental Executive Retirement Plan, UGI Savings Plan, and Supplemental Savings Plan.